Exhibit 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
I, Robert Bernshteyn, Chief Executive Officer of Coupa Software Incorporated (the “Company”), certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:
(1)The quarterly report on Form 10-Q for the Company for the quarter ended April 30, 2022 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: June 7, 2022	By:	/s/ Robert Bernshteyn
	Name:	Robert Bernshteyn
	Title:	Chief Executive Officer, Director
and Chairman of the Board
(Principal Executive Officer)